EXHIBIT (M)(3)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $16,940.48
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =

Policy Value at the end of year 4    $13,718.87
+ Annual Premium*                    $ 4,500.00
- Premium Expense Charge**           $   225.00
- Monthly Deduction***               $   697.56
- Mortality & Expense Charge****     $   158.54
+ Hypothetical Rate of Return*****     ($197.29)
                                     ----------
=                                    $   16,940 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 58.06
2       $ 58.07
3       $ 58.08
4       $ 58.10
5       $ 58.11
6       $ 58.12
7       $ 58.14
8       $ 58.15
9       $ 58.16
10      $ 58.18
11      $ 58.19
12      $ 58.20
Total   $697.56

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
1        ($16.90)
2        ($16.81)
3        ($16.73)
4        ($16.65)
5        ($16.56)
6        ($16.48)
7        ($16.40)
8        ($16.32)
9        ($16.23)
10       ($16.15)
11       ($16.07)
12       ($15.99)
Total   ($197.29)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $16,940.48
- Year 5 Surrender Charge       $ 3,604.00
                                ----------
=                               $   13,336 (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $20,393.81
                     = $400,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $16,018.35
+ Annual Premium*                    $ 4,500.00
- Premium Expense Charge**           $   225.00
- Monthly Deduction***               $   692.38
- Mortality & Expense Charge****     $   179.28
+ Hypothetical Rate of Return*****   $   972.12
                                     ----------
=                                    $   20,394 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 57.71
2       $ 57.70
3       $ 57.70
4       $ 57.70
5       $ 57.70
6       $ 57.70
7       $ 57.70
8       $ 57.70
9       $ 57.70
10      $ 57.69
11      $ 57.69
12      $ 57.69
Total   $692.38

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
1        $ 80.83
2        $ 80.86

3        $ 80.89
4        $ 80.93
5        $ 80.96
6        $ 80.99
7        $ 81.03
8        $ 81.06
9        $ 81.09
10       $ 81.13
11       $ 81.16
12       $ 81.19
Total    $972.12

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $20,393.81
- Year 5 Surrender Charge       $ 3,604.00
                                ----------
=                               $   16,790 (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $24,448.31
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $18,612.16
+ Annual Premium*                    $ 4,500.00
- Premium Expense Charge**           $   225.00
- Monthly Deduction***               $   686.40
- Mortality & Expense Charge****     $   202.68
+ Hypothetical Rate of Return*****   $ 2,450.23
                                     ----------
=                                    $   24,448 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 57.31
2       $ 57.29
3       $ 57.27
4       $ 57.25
5       $ 57.23
6       $ 57.21
7       $ 57.19
8       $ 57.17
9       $ 57.15
10      $ 57.13
11      $ 57.11
12      $ 57.09
Total   $686.40

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
1       $  198.09
2       $  199.16
3       $  200.25
4       $  201.35
5       $  202.46
6       $  203.57
7       $  204.70
8       $  205.83
9       $  206.97
10      $  208.12
11      $  209.28
12      $  210.45
Total   $2,450.23

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $24,448.31
- Year 5 Surrender Charge       $ 3,604.00
                                ----------
=                               $   20,844 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $118,892.16
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 96,300.19
+ Annual Premium*                    $ 30,000.00
- Premium Expense Charge**           $  1,500.00
- Monthly Deduction***               $  3,424.64
- Mortality & Expense Charge****     $  1,106.46
+ Hypothetical Rate of Return*****    ($1,376.93)
                                     -----------
=                                    $   118,892 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1       $  284.97
2       $  285.05
3       $  285.12
4       $  285.20
5       $  285.27

6       $  285.35
7       $  285.43
8       $  285.50
9       $  285.58
10      $  285.65
11      $  285.72
12      $  285.80
Total   $3,424.64

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ----------
1         ($117.30)
2         ($116.84)
3         ($116.37)
4         ($115.90)
5         ($115.44)
6         ($114.97)
7         ($114.51)
8         ($114.04)
9         ($113.58)
10        ($113.12)
11        ($112.66)
12        ($112.20)
Total   ($1,376.93)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $118,892.16
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $    98,052 (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $142,900.06
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $112,259.17
+ Annual Premium*                    $ 30,000.00
- Premium Expense Charge**           $  1,500.00
- Monthly Deduction***               $  3,388.69
- Mortality & Expense Charge****     $  1,250.41
+ Hypothetical Rate of Return*****   $  6,779.99
                                     -----------
=                                        142,900 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1       $  282.54
2       $  282.51
3       $  282.49
4       $  282.46
5       $  282.43
6       $  282.40
7       $  282.38
8       $  282.35
9       $  282.32
10      $  282.30
11      $  282.27
12      $  282.24
Total   $3,388.69

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
1       $  561.11
2       $  561.81
3       $  562.51
4       $  563.21
5       $  563.92
6       $  564.63
7       $  565.34
8       $  566.05
9       $  566.77
10      $  567.49
11      $  568.21
12      $  568.93
Total   $6,779.99

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $142,900.06
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $   122,060 (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $171,064.24
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $130,247.18
+ Annual Premium*                    $ 30,000.00
- Premium Expense Charge**           $  1,500.00
- Monthly Deduction***               $  3,347.40
- Mortality & Expense Charge****     $  1,412.63
+ Hypothetical Rate of Return*****   $ 17,077.08
                                     -----------
=                                    $   171,064 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1       $  279.80
2       $  279.65
3       $  279.50
4       $  279.34
5       $  279.19
6       $  279.04
7       $  278.88
8       $  278.72
9       $  278.56
10      $  278.40
11      $  278.24
12      $  278.08
Total   $3,347.40

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ----------
1       $ 1,374.96
2       $ 1,383.47
3       $ 1,392.06
4       $ 1,400.72

5       $ 1,409.44
6       $ 1,418.24
7       $ 1,427.11
8       $ 1,436.05
9       $ 1,445.06
10      $ 1,454.14
11      $ 1,463.30
12      $ 1,472.54
Total   $17,077.08

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $171,064.24
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $   150,224 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $16,108.67
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =

Policy Value at the end of year 4    $13,100.89
+ Annual Premium*                    $ 4,500.00
- Premium Expense Charge**           $   225.00
- Monthly Deduction***               $   926.39
- Mortality & Expense Charge****     $   151.85
+ Hypothetical Rate of Return*****     ($188.97)
                                     ----------
=                                    $   16,109 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 69.59
2       $ 69.61
3       $ 69.63
4       $ 69.65
5       $ 69.67
6       $ 69.69
7       $ 69.71
8       $ 69.73
9       $ 69.75
10      $ 69.77
11      $ 69.79
12      $ 69.80
Total   $836.39

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
1        ($16.30)
2        ($16.20)
3        ($16.10)
4        ($16.00)
5        ($15.90)
6        ($15.80)
7        ($15.70)
8        ($15.60)
9        ($15.50)
10       ($15.40)
11       ($15.30)
12       ($15.20)
Total   ($188.97)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $16,108.67
- Year 5 Surrender Charge       $ 3,604.00
                                ----------
=                               $   12,505 (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $19,443.35
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $15,328.25
+ Annual Premium*                    $ 4,500.00
- Premium Expense Charge**           $   225.00
- Monthly Deduction***               $   920.39
- Mortality & Expense Charge****     $   171.97
+ Hypothetical Rate of Return*****   $   932.46
                                     ----------
=                                    $   19,443 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 69.19
2       $ 69.19
3       $ 69.19
4       $ 69.19
5       $ 69.20
6       $ 69.20

7       $ 69.20
8       $ 69.20
9       $ 69.20
10      $ 69.21
11      $ 69.21
12      $ 69.21
Total   $830.39

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
1        $ 78.00
2        $ 77.94
3        $ 77.89
4        $ 77.84
5        $ 77.79
6        $ 77.73
7        $ 77.68
8        $ 77.63
9        $ 77.57
10       $ 77.52
11       $ 77.46
12       $ 77.41
Total    $932.46

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $19,443.35
- Year 5 Surrender Charge       $ 3,604.00
                                ----------
=                               $   15,839 (rounded to the nearest dollar)

III. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $23,363.20
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $17,843.01
+ Annual Premium*                    $ 4,500.00
- Premium Expense Charge**           $   225.00
- Monthly Deduction***               $   913.50
- Mortality & Expense Charge****     $   194.67
+ Hypothetical Rate of Return*****   $ 2,353.36
                                     ----------
=                                    $   23,363 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 68.73
2       $ 68.71
3       $ 68.69
4       $ 68.67
5       $ 68.65
6       $ 68.63
7       $ 68.62
8       $ 68.60
9       $ 68.58
10      $ 68.56
11      $ 68.54
12      $ 68.52
Total   $823.50

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
1       $  191.25
2       $  192.11
3       $  192.98
4       $  193.85
5       $  194.73
6       $  195.62
7       $  196.52
8       $  197.42
9       $  198.33
10      $  199.25
11      $  200.18
12      $  201.11
Total   $2,353.36

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $23,363.20
- Year 5 Surrender Charge       $ 3,604.00
                                ----------
=                               $   19,759 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $108,489.64
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $88,353.40

+ Annual Premium*                    $ 30,000.00
- Premium Expense Charge**           $  1,500.00
- Monthly Deduction***               $  6,069.90
- Mortality & Expense Charge****     $  1,022.02
+ Hypothetical Rate of Return*****    ($1,271.84)
                                     -----------
=                                    $   108,490 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1       $  497.31
2       $  497.49
3       $  497.68
4       $  497.86
5       $  498.05
6       $  498.23
7       $  498.42
8       $  498.60
9       $  498.79
10      $  498.97
11      $  499.16
12      $  499.34
Total   $5,979.90

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month     Interest
-----   -----------
1         ($109.61)
2         ($108.95)
3         ($108.29)
4         ($107.63)

5         ($106.97)
6         ($106.31)
7         ($105.65)
8         ($105.00)
9         ($104.34)
10        ($103.69)
11        ($103.03)
12        ($102.38)
Total   ($1,271.84)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $108,489.64
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $    87,650 (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $130,973.40
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $103,365.21
+ Annual Premium*                    $ 30,000.00
- Premium Expense Charge**           $  1,500.00
- Monthly Deduction***               $  6,011.23
- Mortality & Expense Charge****     $  1,157.66
+ Hypothetical Rate of Return*****   $  6,277.08
                                     -----------
=                                    $   130,973 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1       $  493.33
2       $  493.35
3       $  493.37
4       $  493.39
5       $  493.41
6       $  493.43
7       $  493.45
8       $  493.46
9       $  493.48
10      $  493.50
11      $  493.52
12      $  493.54
Total   $5,921.23

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
1       $  524.71
2       $  524.42
3       $  524.13
4       $  523.83
5       $  523.54
6       $  523.24
7       $  522.95
8       $  522.65
9       $  522.35
10      $  522.05
11      $  521.75
12      $  521.45
Total   $6,277.08

CASH SURRENDER VALUE:


Year 5 Cash Surrender Value =
Year 5 Policy Value             $130,973.40
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $   110,133 (rounded to the nearest dollar)

III. THE 12% GROSS GURANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $157,404.83
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =

Policy Value at the end of year 4    $120,313.84
+ Annual Premium*                    $ 30,000.00
- Premium Expense Charge**           $  1,500.00
- Monthly Deduction***               $  5,943.76
- Mortality & Expense Charge****     $  1,310.75
+ Hypothetical Rate of Return*****   $ 15,845.50
                                     -----------
=                                    $   157,405 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1       $  488.84
2       $  488.66
3       $  488.47
4       $  488.29
5       $  488.10
6       $  487.92
7       $  487.73

8       $  487.54
9       $  487.34
10      $  487.15
11      $  486.96
12      $  486.76
Total   $5,853.76

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ----------
1       $ 1,286.89
2       $ 1,292.83
3       $ 1,298.82
4       $ 1,304.85
5       $ 1,310.94
6       $ 1,317.07
7       $ 1,323.26
8       $ 1,329.49
9       $ 1,335.78
10      $ 1,342.12
11      $ 1,348.51
12      $ 1,354.95
Total   $15,845.50

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $157,404.83
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $   136,565 (rounded to the nearest dollar)